UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
February 24, 2015
Date of Report (date of earliest event reported)

Nanometrics Incorporated
(Exact name of Registrant as specified in its charter)

Delaware	000-13470	94-2276314
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)
1550 Buckeye Drive, Milpitas, California 95035
(Address of principal executive offices and zip code)
Registrant's telephone number, including area code: (408) 545-6000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 24, 2015, the Compensation Committee (the "Committee") of the Board of Directors of Nanometrics Incorporated established the 2015 base salaries and 2015 target bonuses for Nanometrics' Chief Executive Officer and Chief Financial Officer as follows:

Executive Officer	2015 Base Salary	2015 Target Bonus (as a percentage of base salary)
Timothy J. Stultz, Ph.D., Chief Executive Officer	$493,370	100%
Jeffrey Andreson, Chief Financial Officer	$330,000	60%

Actual bonus for 2015 for these executive officers may range between 0% and 200% of the target bonus amount depending on Nanometrics' actual financial performance as compared to specified targets of 2015 revenues and non-GAAP operating income (defined as GAAP operating income as adjusted for amortization of intangibles and certain non-recurring items).

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 2, 2015	NANOMETRICS INCORPORATED

/S/ Jeffrey Andreson
Jeffrey Andreson Chief Financial Officer
Duly Authorized Officer